PremierWest BANCORP

Sandler O'Neill Investor Presentation


I-5
97
PORTLAND
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
ASHLAND
KLAMATH FALLS
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
ROSEVILLE
WOODLAND
SACRAMENTO

People doing business with people.

PremierWest BANCORP

Forward Looking Statement Disclosure


I-5
97
PORTLAND
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MCCLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

This presentation contains forward-looking statements. Actual results may differ materially from those currently expected. Additional information concerning factors that could cause such a difference is contained in the Company's most recent filings with the Securities & Exchange commission. PremierWest assumes no obligation to update forward-looking statements that become inaccurate as a result of subsequent events.

People doing business with people.

PremierWest. BANCORP


PORTLAND
I-5
97
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

$ 1.1 Billion Financial Services Company

PremierWest Bank

(Mortgage Division)

Premier Finance Company

PremierWest Investment Services, Inc.

People doing business with people.

PremierWest. BANCORP

Capitalization



PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

<u>Nasdaq SmallCap:</u>
PRWT

<u>Common Shares</u>
17.0 million

<u>Market Capitalization</u>
$224 million

<u>Average Trading Volume</u>
23,061

PremierWest BANCORP

Strategy


PORTLAND
I-5
97
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

Build a $2.0 billion Financial Services Company

Over $20 Billion Market

PremierWest BANCORP

Positioned in 4 of top 20 growth markets on the West


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
California
YREKA
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO


I-5 Growth Corridor
Bend, OR MSA
Roseburg, OR MSA
Medford, OR MSA
Klamath, OR County
Siskiyou, CA County
Redding, CA MSA
Tehama, CA County
Butte, CA County
Sacramento, CA MSA
Pacific Ocean
WASHINGTON
OREGON
CALIFORNIA
NEVADA
IDAHO
MONTANA
WYOMING
Seattle
Tacoma
Spokane
Portland
Salem
Eugene
Redding
Sacramento
San Francisco
San Jose
Stockton
Modesto
Reno
Boise
Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

People doing business with people.

PremierWest BANCORP

PremierWest Today



PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MCCLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

40 Full Service PremierWest Bank Offices

PremierWest Mortgage Division
Premier Finance Company
PremierWest Investment Services, Co.

People doing business with people.

PremierWest BANCORP


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

Strong Economies

People doing business with people.

PremierWest BANCORP

Douglas County


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MCCLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

Unemployment	June '06	June '07
Douglas County	7.2%	7.0%
Oregon	5.4%	5.1%

Housing: All Homes	YTD July '06	YTD July '07
Days on Market	85	103
Median	$176,500	$189,900

In Migration

Estimated 1% - 2% to 2010

People doing business with people.


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

PremierWest. BANCORP

Jackson County

Unemployment	June '06	June '07
Jackson County	5.8%	5.6%
Oregon	5.4%	5.1%

Housing: Existing Homes	May '06-Jul '06	May '07-Jul '07
Days on Market	66	87
Median	$275,500	$276,200
New Homes		
Days on Market	142	113
Median	$359,900	$318,000

All Homes on Market

As of 08/01/07:	3,041
As of 08/01/06:	2,652

In Migration

Projected at 1.5% per year to 2010

People doing business with people.


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

PremierWest. BANCORP

Deschutes County

Unemployment		June '06	June '07
	Deschutes County	4.4%	4.4%
	Oregon	5.4%	5.1%

Housing: All Homes		YTD June '06	YTD June '07
	Days on Market	126	162
	Median	$343,370	$352,126

In Migration

Projected at 3% per year to 2010


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MCCLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

Shasta County

Unemployment	July '06	July '07
Shasta County	6.6%	7.3%
California	5.3%	5.5%

Housing: All Homes	July '06	July '07
Days on Market	112	127
Median	$326,062	$342,000

In Migration

Projected at 1.1% per year to 2010


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

Butte County

		July '06	July '07
Unemployment			
	Butte County	6.8%	6.9%
	California	5.3%	5.5%

		July '06	July '07
Housing: All Homes			
	Days on Market	70	61
	Median	$300,000	$314,845

In Migration

Projected at 1.0% per year to 2010



PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

PremierWest BANCORP

Placer County

		July '06	July '07
Unemployment			
	Placer County	4.5%	4.9%
	California	5.3%	5.5%

		July '06	July '07
Housing: All Homes			
	Days on Market		
	1-30 Days	137	170
	31-60 Days	67	81
	61-90 Days	63	53
	91-120 Days	29	25
	120+ Days	35	43
	Median	$485,000	$415,000

In Migration

Projected at 2.6% per year to 2010

People doing business with people.

PremierWest BANCORP



PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

Solid Funding Base

People doing business with people.



I-5
97
PORTLAND
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
MEDFORD
Oregon
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

PremierWest. BANCORP

Total Deposits

$924.1 million



Core Deposit Growth
Q2-2007 = $25.3 million
Millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2001
2002
2003
2004
2005
2006
2007

People doing business with people.

Deposit Mix



PORTLAND
I-5
97
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO



TCD's>$100M 14%
TCD's<$100M 19%
Savings 7%
Brokered CD's 4%
Non-Int DDA 22%
MMDA 24%
NOW 10%



North of Sacramento 3%
Northern CA 30%
Bend 2%
Brokered CD's 4%
Roseburg 18%
Rogue Valley 43%

People doing business with people.



PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

PremierWest BANCORP

Quality Credit Portfolio

People doing business with people.

Loan Growth


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
California
YREKA
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO


Millions
$55.7 million in-market loan growth Q2-2007
$974.2 million
$238.5 million
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Q 1 Q 2 Q 3 Q 4 2001
Q 1 Q 2 Q 3 Q 4 2002
Q 1 Q 2 Q 3 Q4 2003
Q1 Q2 Q3 Q4 2004
Q1 Q2 Q3 Q4 2005
Q1 Q2 Q3 Q4 2006
Q1 Q2 2007

People doing business with people.

CRE Total Commitment by Collateral Location


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
MEDFORD
Oregon
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
California
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO


All Other Locations 46%
Medford 20%
Roseburg 5%
Redding 5%
Bend 5%
Ashland 4%
Central Point 3%
Chico 3%
Klamath Falls 3%
Grants Pass 3%
Eagle Point 3%

People doing business with people.

PremierWest. BANCORP

Loan Concentration



PORTLAND
I-5
97
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
ASHLAND
KLAMATH FALLS
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MCCLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO



Consumer RE 3%
Consumer 1%
Finance Company 4%
CRE Land Dev & Other Land 13%
Ag/Farm 2%
CRE Res SFR 1-4 Const 5%
C & I 26%
CRE Const 8%
CRE NOO Term 24%
CRE OO Term 14%



Finance CA 1%
North of Sacramento 8%
Northern CA 17%
Finance OR 3%
Bend 8%
Roseburg 13%
Rogue Valley 50%

PremierWest BANCORP

CRE Loan Detail



PORTLAND
I-5
97
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO



CRE Res SFR 1-4 Const 8%
CRE Land Dev & Other Land 21%
CRE Const 12%
CRE OO Term 22%
CRE NOO Term 37%

People doing business with people.


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

PremierWest. BANCORP

Finance Company

PRWT Finance Company Portfolio

❖ Yield	13.4%	
❖ NCO	2005	1.12%
	2006	0.32%
	2007 (YTD)	0.44%

Acquired Portfolio (June 29, 2007)

❖ Yield	11.0%	
❖ NCO	2005	0.40%
	2006	0.70%
	2007 (YTD)	0.16%
❖ LTV Median	67.0%	

People doing business with people.


PremierWest.
BANCORP

Non-Performing Assets


Mid Valley Bank Acquisition
Millions
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
1.57%
0.69%
0.35%
0.33%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2001
2002
2003
2004
2005
2006
2007


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

People doing business with people.


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

PremierWest BANCORP

Consistent Earnings Growth

People doing business with people.

PremierWest. BANCORP

Net Interest Margin



PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO



10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
7.27% 7.59% 7.84% 8.13% 8.41% 8.58% 8.61% 8.60% 8.60%
5.90% 6.15% 6.35% 6.33% 6.36% 6.22% 6.10% 5.94% 5.85%
1.39% 1.47% 1.53% 1.85% 2.11% 2.43% 2.58% 2.75% 2.85%
06/30/05 09/30/05 12/31/05 03/31/06 06/30/06 09/30/06 12/31/06 03/31/07 06/30/07
Yield on Avg. Earning Assets
Cost of Avg. Deposits and Borrowings
Net Interest Margin

People doing business with people.


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

PremierWest. BANCORP

Uniform Bank NIM Peer Report


9.00%
8.50%
8.00%
7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
PRWT: 5.85%
Peer: 3.96%
Q4
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
Q1 Q2
2001
2002
2003
2004
2005
2006
2007

People doing business with people.

PremierWest. BANCORP

Non-Interest Expense as % Avg. Assets



I-5
97
PORTLAND
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MCCLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO



PRWT: 3.70%
Peer: 2.77%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2001
2002
2003
2004
2005
2006
2007

People doing business with people.

PremierWest. BANCORP

Efficiency Ratio



PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO



Positive Trend – While Opening 18 De Novo's
Mid Valley Bank Acquisition
59.9%
88%
84%
80%
76%
72%
68%
64%
60%
56%
Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2001
2002
2003
2004
2005
2006
2007

People doing business with people.

Net Income (In Thousands)



PORTLAND
I-5
97
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO



YTD Q2-2007 up 3.1%
$15,000
$13,500
$12,000
$10,500
$9,000
$7,500
$6,000
$4,500
$3,000
$1,500
$0
$2,040
$4,304
$6,003
$9,107
$13,189
$14,648
2001
2002
2003
2004
2005
2006

People doing business with people.

Earnings per Share (Fully Diluted)


I-5
97
PORTLAND
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MCCLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO


Consistent Earnings Growth
(38 New Locations - Includes 18 De Novo Branches)
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.29
$0.40
$0.50
$0.71
$0.79
2002
2003
2004
2005
2006

People doing business with people.

PremierWest BANCORP

Reasons to Invest



PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

- Consistent Growth Strategy
- Proven Execution
- Growing Markets with Great Opportunities
- Valuable Franchise

People doing business with people.

PremierWest. BANCORP

Growing Markets – Great Opportunities


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

Mature Markets= 13%
$4.7 Billion

Newer Markets = 3%
$15.3 Billion